Offerings - Offering: 1	Feb. 11, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 36,652,385.70
Fee Rate	0.01381%
Amount of Registration Fee	$ 5,061.69
Offering Note	Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per share as of December 31, 2025, of $25.18. This amount is based upon the offer to purchase up to 1,455,615 common shares of beneficial interest, par value $0.01 per share, of Antares Private Credit Fund. Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.